UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2015

OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA	94954
(Address of principal executive offices)	(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders on September 10, 2015. Proxies were solicited pursuant to our definitive proxy statement filed on July 28, 2015 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

There were 15,956,565 shares of our common stock entitled to vote at the Annual Meeting and 11,313,040 shares of common stock present or represented by valid proxy at the Annual Meeting. Each share of common stock was entitled to one vote with respect to matters submitted to our stockholders at the Annual Meeting. Stockholders voted on the matters set forth below.

Proposal 1 – Election of Two Class I Directors

Ms. Sharon Barbari and Mr. Russell Harrison were duly elected as Class I directors. The results of the election were as follows:

NOMINEE	FOR	WITHHELD
Sharon Barbari	2,299,751	853,012
Russell Harrison	2,287,494	865,269

Proposal 2 – Advisory Vote on Executive Compensation

Our stockholders approved, by non-binding advisory vote, the compensation of our named executive officers, as described in our proxy statement dated July 28, 2015. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
2,057,153	995,400	100,210

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders approved the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
9,154,066	597,295	1,561,679

Proposal 4 – Increase in Number of Authorized Shares of Common Stock

Although the proposal to approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of our authorized shares of common stock, $0.0001 par value per share, from 30,000,000 to 60,000,000 received the majority vote of the shares represented at the annual meeting, under Delaware law, we are required to get the affirmative vote of the majority of the outstanding common stock. As of the date of the annual meeting, we had received approval from only 45% of the outstanding shares. Therefore, we adjourned our 2015 annual meeting of stockholders until October 1, 2015 at 10:00 am Pacific Time at our corporate offices located at 1129 N. McDowell Blvd., Petaluma, CA 94954 in order to continue to solicit shareholders to vote on the authorized share increase.

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Forward Looking Statements Disclaimer

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities or future events or conditions. The words “may,” “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” “should,” “likely,” and similar expressions as they relate to us or our management are intended to identify these forward-looking statements. These statements are based on our current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements in this current report are subject to certain risks and uncertainties inherent in our business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, protection offered by our patents and patent applications may be challenged, invalidated or circumvented by its competitors, the available market for our products will not be as large as expected, our products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, we may not meet its future capital needs, we may not be able to obtain additional funding, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended March 31, 2015, and in other documents that we file from time to time with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2015	OCCULUS INNOVATIVE SCIENCES, INC.

	By:	/s/ Robert Miller
	Name: Title:	Robert Miller Chief Financial Officer

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